SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  April 25, 2005
(Date of earliest event reported)



                        Residential Accredit Loans, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                  333-107959               51-0368240
       --------                  ----------               ----------
(State or Other Juris-          (Commission             (I.R.S. Employer
diction of Incorporation)      File Number)            Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000

                                       N/A
-------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 8.  Other Events

Item 8.01.     Other Events.

               On April 28, 2005, the Registrant will cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS4, (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer, and Deutsche Bank Trust Company Americas, as Trustee.

               In connection with the expected sale of the Series 2005-QS4, other than a de minimis portion of the Class R Certificates to Greenwich Capital and Residential Funding Securities Corporation (the "Underwriters"); the Registrant has been advised that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-107959, which Computational Materials are being filed manually on Form SE dated April 25, 2005.

               The Computational Materials have been provided by the Underwrites. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               THE  UNDERWRITERS   HAVE  ADVISED  THE  REGISTRANT  THAT  CERTAIN
        INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

               The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.



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               In addition,  the actual  characteristics  and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Section 9.         Financial Statements and Exhibits

Item 9.01 (c)  Exhibits


        (a) Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                            ITEM 601(A) OF
EXHIBIT NO.                 REGULATION S-K
                            EXHIBIT NO. DESCRIPTION

            1                          99              Computational Materials

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                                              SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL ACCREDIT LOANS, INC.

                                   By:   /s/ Heather Anderson
                                   Name:  Heather Anderson
                                   Title: Vice President



Dated:  April 25, 2005


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                             EXHIBIT INDEX


              Item 601 (a) of    Sequentially
   Exhibit    Regulation S-K     Numbered
   Number     Exhibit No.        Description               Page
   -------    -----------       ------------------         --------

   1            99              Computational Materials    Filed Manually
                                                           Form SE
                                                           dated 04/25/2005



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